MILLENNIUM INDIA ACQUISITION COMPANY ANNOUNCES RESULTS FOR ITS PRINCIPAL INVESTMENT –  SMC GLOBAL – FOR THE YEAR ENDED MARCH 31, 2011

New York – July 5, 2011 – Millennium India Acquisition Company, Inc. (“Millennium”) [NASDAQ: SMCG], a closed-end investment fund focused on emerging market leaders within the fast-growing Indian economy, today announced audited GAAP results for its principal investment – SMC Global. On a GAAP basis for the fiscal year ended March 31, 2011, SMC Global had total revenues of approximately $ 66.52 million (Rs. 2,962.60 million) and Net Loss of approximately $ 4.48 million (Rs. 199.47 million). For the fiscal year ended March 31, 2010, SMC Global previously announced total revenues of approximately $ 59.67 million (Rs. 2,683.32 million) and Net Loss of approximately $ 4.01 million (Rs. 180.14 million).

SMC Global is one of India’s leading financial services companies, offering retail and institutional brokerage, equity and commodity research, equity, commodity, currency and derivative arbitrage and trading, on-line trading services, investment banking, custodial services, clearing services, and distribution of mutual funds, IPOs and insurance products, and wealth management services.

SMC Global publishes its financial information in Indian Rupees. All translations from Indian Rupees to U.S. dollars are made on the basis of an exchange rate of Rs. 44.54 = U.S.$1.00 as of March 31, 2011 and are made solely for the convenience of the reader.

Subhash Chand Aggarwal, Chairman of SMC Global, said “Despite volatile market conditions, we achieved respectable revenue growth of about 11.42% – FY11 revenues were $ 66.52 million, compared to $ 59.70 million in FY10. Overall, business and investor confidence throughout the world remained low, due to uncertainities such as a sovereign debt crisis emanating out of Europe, and structural weaknesses such as high umployment and rising inflation in several regions of the world. With a fairly robust domestic economy, India (along with China) became one of the first countries in the world to emerge from the global crisis and demonstrate respectable GDP growth. However, due to the volatile macroeconomic climate across the world, trading activity, particularly in the retail category, remained low. The fundamentals of the Indian economy remain strong, and we remain optimistic that as the macroeconomic situation improves, encouraging more retail investors to participate in the growth of the markets, the strength of SMC’s businesses will show further.”

“SMC continued to grow this year, and the planned investments we made to strengthen our business continued to bear fruit. We seized the downturn to prudently expand and strengthen our business footprint even further. As a result of this strategy, over the last several years, we have more than doubled both our footprint across India as well as the our customer base. While continuing to grow our strong businesses in equities and commodities brokerage and arbitrage, we also made traction in our newer business verticals of insurance distribution, wealth management and investment banking. I am pleased to say that this fiscal, our efforts were recognized and rewarded. In November 2010, Bombay Stock Exchange and Dun & Bradstreet awarded SMC as India’s “Best Equity Broking House 2010” and “Broking House with the Largest Distribution Network 2010.”  Then in March 2011, we received another coveted award, with Bloomberg UTV Financial Leadership Awards 2011 recognizing SMC as India’s “Best Currency Broker of the Year.”

“SMC is already one of the largest diversified retail financial services platforms in India, and these awards will further boost our strong brand in the capital markets. While our strategic expansion has had a short-term impact on profitability, we believe that over the medium to long term, it positions us for greater growth and return to profitability. Some notable business highlights from fiscal 2011 are provided below.”

Expansion of pan-India distribution footprint. As of March 31, 2011, SMC:

Increased retail distribution network to 2,500 locations (compared to 2,200 locations as of March 31, 2010; 1,500 locations as of March 31, 2009; 1,260 locations as of March 31, 2008).

Increased nationwide presence to 460 cities (compared to 430 cities as of March 31, 2010; 375 cities as of March 31, 2009; 325 cities as of March 31, 2008).

Increased customer base: serving the financial needs of 700,000 investors (compared to 650,000 investors as of March 31, 2010; 550,000 investors as of March 31, 2009; 450,000 investors as of March 31, 2008).

Ranked 5th largest retail distribution in India, Prime Data rankings (2010-11).

Growth of new products and services:

Distribution of insurance products: SMC Insurance is today recognized as one of the leading retail distributors of life and general insurance products in India. SMC has invested into this business over the last two years, and today has strong capabilities in this arena, including a highly skilled professional insurance workforce, and  established world-class insurance distribution clusters with a footprint capable of providing insurance products and services across the length and breadth of India. In General Insurance category, in fiscal 2011, SMC sold over 150,000 policies, and in the Life Insurance category SMC added approximately 20,000 new customers, capable of generating recurring renewal business. In Honda Assure – the exclusive partnership between Honda Siel Cars India and SMC Insurance – we sold over 70,000 policies from over 100 retail outlets of Honda Cars this fiscal. We also had two major corporate client wins this fiscal. First, SMC Insurance won the retail insurance business of  Lease Plan India Pvt Ltd (A Volkswagen Group Company), India’s leading leasing company. Second, SMC Insurance was chosen as the preferred online insurance consultant and provider  by “Carnation Auto Limited,” one of the leading businesses for buying and selling of multi-brand pre-owned vehicles in India. In a bid to reach even more potential customers through the internet, we are also partnering with companies like www.rupeepower.com  to provide insurance products online.

As noted in the Times of India article published on June 30th 2011, titled “Land acquisition, FDI in retail, insurance top PM's reform agenda,” the Government of India is striving to open up foreign direct investment in the insurance sector even further – a legislative bill proposing to raise the cap from the current 26% to 49% is currently awaiting approval in Parliament. If enacted, this would likely attract even more investment into this sector, creating a more vibrant set of insurance products and services for individuals and businesses in India, as the insurance sector in India is amongst the most under-penetrated among major nations across the world.

Wealth Management Services: In July 2009, after obtaining all necessary regulatory and other approvals and licenses in India and South Africa, we launched the wealth management business now known as SMC Investments and Advisors Limited (formerly known as Sanlam Investments and Advisors India Limited), our joint venture with Sanlam Investments, the investment arm of South African financial services firm, Sanlam Group, to take advantage of growth opportunities in India. In a short period of about two years since we commenced operations with Sanlam, SMC Investments and Advisors Limited in India has grown assets under management and administration to approximately Rs. 5,135 million (approximately $ 114.10 million) as of March 31 2011, from Rs 2,458 million (approximately $ 54.68 million) in the previous fiscal, despite challenging market conditions. We have set up a world-class wealth management platform with four major wealth hubs in New Delhi, Mumbai, Kolkata and Bangalore, from which Wealth Management products and services are offered throughout India. SMC has also set up a separate Channel sales team to increase business through national and regional distributors, to broaden our reach even further. We have over 85 experienced wealth management professionals supporting our wealth management platform.

Investment Banking: SMC Capitals, our investment banking vertical, made solid traction this fiscal, as evidenced through several notable wins. SMC Capitals partnered with Morgan Stanley India as its exclusive retail book running partner for the prestigious and highly successful Coal India IPO, which was India’s largest IPO to date. SMC Capitals has also received an in-principle mandate to be book running partner of UBS, for the Hindustan Copper FPO offering. These coveted investment banking transactions with UBS and Morgan Stanley play to our strength as one of the largest diversified retail financial services platforms in India (SMC Global is ranked 5th largest IPO distributor in India in the retail and high-net-worth (HNI) category, Prime Data ranking, 2009).  Further, SMC Capitals was appointed Book Running Lead Manager (BRLM) for the Rs 1.2 billion IPO of Max Flex & Imaging systems, which is currently going through the regulatory review process. SMC has also been appointed Co-BRLM for SKIL Infrastructure Ltd’s proposed Rs 12.5 billion IPO. Further, in another prestiguious win, SMC Capitals has won a syndicate role for the proposed IPO of the subsidiary of India’s largest engineering company, L&T (Larsen & Toubro) Finance.

In the Debt Capital Markets arena, a new segment we have recently launched within our investment banking vertical, we achieved our first key client win by being appointed Co-Arranger for the Rs 7.5 billion public issuance of Non-Convertible Debentures (NCD) for Manappuram Finance Ltd. SMC has also assisted in consummating a Rs 500 million private equity transaction for Dee Development Engineers Ltd. SMC Capitals has also assisted with two External Commercial borrowing (ECB) debt placements for a fly-ash management company and a reputed pharmaceutical firm based in Delhi.

To maintain this pace of growth and also to lay the foundation for new business opportunities, SMC has invested significantly in infrastructure, making planned investments, attracting quality staff, expanding locations, improving technology, and adding new products and services. Accordingly the strength of our platform and offerings has grown this year – SMC has over 4,600 employees and 16,500 independent financial advisors, serving over 700,000 customers through our 2,500 locations in 460 cities, across India.

F. Jacob Cherian, Chairman and CEO of MIAC added, “Despite very challenging global market conditions, SMC has made significant strides and built itself as one of India’s largest and most respected retail financial services platforms. In a tough evaluation process which pitted SMC with other major financial peers throughout India, SMC received three prestigious awards: India’s Best Equity Broking House 2010 and Largest Distribution Network 2010 (awarded by Dun & Bradstreet and Bombay Stock Exchange), and India’s “Best Currency Broker of the Year” (Bloomberg UTV Financial Leadership Awards 2011).  These awards collectively testify to the quality, strength and scale of the SMC franchise that has been built by its experienced management team. Today, SMC has become a reliable and trustworthy financial brand in India, providing diverse financial products and services to over 700,000 satisfied customers”

About SMC Global

Headquartered in New Delhi, SMC Global is a full service financial services firm. Its products and services include institutional and retail brokerage, equity and commodity research, equity, commodity and derivative arbitrage and trading, on-line trading services, investment banking, custodial services, clearing services, and distribution of mutual funds, IPOs and insurance products, and wealth management services. For the year ended March 31, 2011, it was one of the most active trading firms in India, averaging over 325,000+  trades per day. SMC  continues to grow, and has one of the largest retail investor networks in India today, serving the needs of 700,000 investors presently. The retail distribution footprint in India has expanded from the last fiscal year, taking the total to over 2,500 locations, as of March 31, 2011. Currently, SMC has approximately 4,600+  employees and a rapidly expanding retail distribution network of more than 16,500 independent financial advisors, in over 460 cities across the India. More information regarding the SMC can be found at www.smcindiaonline.com.

About Millennium India Acquisition Company Inc.

MIAC’s principal asset is its ownership of a 15.14% equity interest in SMC Global. On June 2, 2011, as previously announced, SMC and Sanlam have entered into definitive agreements where Sanlam will increase its stake in SMC Global to a total of approximately 8.36%. Pursuant to these agreements being completed, MIAC’s equity interest in SMC Global will be approximately 14.03%. More information regarding Millennium India Acquisition Company Inc. can be found at www.milcapital.com.

About Sanlam Group

The Sanlam Group, established in 1918, is one of the leading financial services group in South Africa, with total assets under management and administration of approximately $50.7 billion.

Apart from South Africa, Sanlam Group has offices and businesses elsewhere in Africa in Botswana, Zambia, Ghana, Tanzania, Kenya, Nigeria and Namibia as well as in the U.K., New York, Switzerland, Luxembourg, Dublin, India and Australia. The group employs about 11,000 people, excluding advisors, across these countries.

Sanlam Group offers its financial services under four business clusters – retail, investments, short-term insurance and corporate. The Group also provides risk management and structured product solutions and associated capital market activities for the South African Savings Industry, Public Sector Enterprises and Corporates. The Group also invests in independent entities and intermediary businesses in the financial services industry.

Sanlam Investments, the investment arm of Sanlam Group, comprises 14 specialised investment management businesses each of which is a leader in its area. Key businesses include, Sanlam Investment Management, which is the Group’s asset manager, Sanlam Collective Investments, which is the Group’s unit trust business and Sanlam Private Investments, the private client business.

Sanlam Private Investments (SPI), is the private client portfolio management and stock broking business in the Group. The Company offers asset management and a wide range of investment services to affluent individuals and other entities with investable assets of more than ZAR 1 million. SPI is a member of both the JSE Securities Exchange and the South Africa Futures Exchange. It provides a wide range of investment services, including domestic and offshore investment portfolios, stock broking and allied services. Specialized investment services like warrants and financial derivative trading and capital guaranteed products, London property products and lending against security of share portfolios are also offered.

SPI also partners with Pictet & Cie, a leading private bank in Switzerland, for exclusive services to Sanlam clients into Swiss investments and private banking services. Pictet has over 500 investment professionals and assets under management in excess of $300 billion. Sanlam also has a majority interest in Principal Investment Holdings U.K., and manages private client assets over $2 billion.

Sanlam Collective Investments (SCI) was established in 1967 as a full Sanlam subsidiary. SCI manages funds of about $6 billion on behalf of more than 200,000 investors. Other renowned financial services companies have also partnered with SCI to offer third party funds. In these cases, the third party funds are distributed and promoted by the respective financial services companies, whereas SCI is responsible for the client administration and compliance. SCI, together with Sanlam Investment Management's research personnel utilizes the latest technology to place investors' savings with investment companies of only the highest standing. A range of retail funds are offered to suit different investment needs. This range offers competitive yields, security and value for money to the clients.

More information regarding Sanlam Group can be found at www.sanlam.co.za/eng.

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Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Federal securities laws about MIAC and SMC Global. Statements in this press release that are not statements of historical or current fact constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of MIAC to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes", "belief," "expects," 'intends," "anticipates," "plans," or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in MIAC's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Additionally, any information of SMC Global is provided by SMC Global and any financial information of SMC Global is prepared by SMC Global and derived from financial statements prepared in accordance with U.S. generally accepted accounting principles. Such financial information does not conform to the requirements of Regulation S-X under the Securities Act of 1933, as amended. Statements included in this press release are based upon information known to MIAC as of the date of this press release, and MIAC assumes no obligation to update or alter our forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.